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EXHIBIT 32.1

        HEALTHSPORT, INC. FORM 10-QSB FOR THE QUARTER ENDED JUNE 30, 2007
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel J. Kelly, certify that

         1.       I am the President and Chief Executive Officer of HealthSport,
                  Inc.
         2. Attached to this certification is Form 10-QSB for the quarter ended June 30, 2007, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"), which contains consolidated financial statements.
         3. I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
                  o The periodic report containing the consolidated financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and
                  o The information in the periodic report fairly presents, in all material respects, the consolidated financial condition and results of operations of the issuer for the periods presented.


August 17, 2007                                  /s/ Daniel J. Kelly
                                                 ------------------------------
                                                 Daniel J. Kelly
                                                 President and CEO
                                                 (Principal Executive Officer)